Intangible assets	12 Months Ended
Mar. 31, 2023
Intangible assets and goodwill [abstract]
Intangible assets	Intangible assets

(EUR thousand)
	Goodwill	Trademarks	Customer relationships	Other intangible assets	Software	Total
Opening balance as of April 1, 2022	487,685	46,025	669,145	10,247	144,224	1,357,326
Acquisition of subsidiaries	29,239	—	4,466	—	2,738	36,443
Purchases	—	—	2,577	869	25,688	29,134
Disposals	—	—	—	(557)	(1,420)	(1,977)
Disposal of subsidiary	—	—	—	—	(687)	(687)
Exchange differences	(4,651)	(116)	(285)	(301)	(3,088)	(8,441)
Accumulated acquisition values	512,273	45,909	675,903	10,258	167,455	1,411,798

Opening balance as of April 1, 2022	—	(21,624)	(653,403)	(8,347)	(83,916)	(767,290)
Amortization	—	(2,237)	(12,459)	(909)	(21,390)	(36,995)
Disposals	—	—	—	157	1,086	1,243
Disposal of subsidiary	—	—	—	—	416	416
Exchange differences	—	—	99	234	2,163	2,496
Accumulated amortization	—	(23,861)	(665,763)	(8,865)	(101,641)	(800,130)

Opening balance as of April 1, 2022	(2,063)	—	—	(498)	(3,449)	(6,010)
Impairment	—	—	—	—	(247)	(247)
Reversal of impairment	—	—	—	—	—	—
Disposals	—	—	—	—	37	37
Exchange differences	48	—	—	—	12	60
Accumulated impairment	(2,015)	—	—	(498)	(3,647)	(6,160)

Net book value as of March 31, 2023	510,258	22,048	10,140	895	62,167	605,508

(EUR thousand)
	Goodwill	Trademarks	Customer relationships	Other int. assets	Software	Total
Opening balance as of April 1, 2021	477,865	45,974	667,697	9,724	125,810	1,327,070
Acquisition of subsidiaries	7,829	—	—	—	1,236	9,065
Purchases	—	—	1,331	418	17,093	18,842
Disposals	—	—	—	(7)	(926)	(933)
Reclassifications	—	—	—	95	(95)	—
Exchange differences	1,991	51	117	17	1,106	3,282
Accumulated acquisition values	487,685	46,025	669,145	10,247	144,224	1,357,326

Opening balance as of April 1, 2021	—	(19,387)	(606,140)	(7,338)	(62,891)	(695,756)
Amortization	—	(2,237)	(47,222)	(1,024)	(20,680)	(71,163)
Disposals	—	—	—	7	468	475
Exchange differences	—	—	(41)	8	(813)	(846)
Accumulated amortization	—	(21,624)	(653,403)	(8,347)	(83,916)	(767,290)

Opening balance as of April 1, 2021	(1,975)	—	—	(498)	(3,462)	(5,935)
Impairment	—	—	—	—	(543)	(543)
Reversal of impairment	—	—	—	—	95	95
Disposals	—	—	—	—	458	458
Exchange differences	(88)	—	—	—	3	(85)
Accumulated impairment	(2,063)	—	—	(498)	(3,449)	(6,010)

Net book value as of March 31, 2022	485,622	24,401	15,742	1,402	56,859	584,026
Goodwill
Management reviews the business performance from a product perspective. TFSS, AVPS and RTS have been identified as the main product groups and the Group's operating segments. Goodwill is monitored by management at the operating segment level for TFSS and AVPS, and at the ZigZag, Yocuda, and ShipUp businesses level for RTS. The following is a summary of goodwill allocation for each operating segment / business:

(EUR thousand)	As of March 31
Goodwill	2023	2022
TFSS	362,069	361,879
AVPS	50,076	51,271
ZigZag	61,045	64,540
Yocuda	7,829	7,932
ShipUp	29,239	—
Total	510,258	485,622
TFSS and AVPS
The recoverable amount of the Cash Generating Units (CGU) has been determined based on value-in-use calculations. These calculations use post-tax cash flow projections based on management’s current view at the time of the analysis. Cash flows beyond the 5-years period are extrapolated using an estimated growth rate stated below.
In determining the forecasts for TFSS and AVPS CGUs over the 5-years period within the value-in-use calculation, we applied estimated recovery percentages against actual revenues achieved during the pre-COVID-19 period (January to December 2019), as opposed to utilizing the growth rates of the past two fiscal years.
Though the TFSS and AVPS segments offer different solutions, the underlying driver of both is international travel and extra-regional transactions; the key assumptions used for the value-in-use calculations are as follows:
•Post-tax discount rate of 10.61% (8.66% as of March 31, 2022) for the TFSS CGU.
•Post-tax discount rate of 9.06% (8.66% as of March 31, 2022) for the AVPS CGU.
•A COVID-19 impact on near-term industry volumes, followed by a full recovery; in particular, based on a combination of internal and external data such as airline industry reports, a total recovery to pre-COVID-19 revenue levels was assumed for the third quarter of the financial year ending March 31, 2024, with an assumed compound average growth rate of 11.5% in the subsequent four financial years.
•After the business plan period, assumed terminal growth rates of 1.7% and 2.3% have been applied for TFSS and AVPS CGUs, respectively (2.0% for both as of March 31, 2022).
As of March 31, 2023, and with respect to the TFSS segment, the headroom was EUR1,486 million, with the percentage by which the TFSS recoverable amount exceeded the carrying value being 357%. With respect to the AVPS segment, the headroom was EUR248 million, with the percentage by which the AVPS recoverable amount exceeded the carrying value being 290%.
The directors and management have considered and assessed reasonably possible changes for key assumptions and have not identified any instances that could cause the carrying amount of either the TFSS or the AVPS CGUs to exceed their recoverable amounts.
RTS
Goodwill allocated in total to RTS amounts to EUR98.1 million. Management has identified three CGUs, namely ZigZag, Yocuda, and ShipUp with corresponding goodwill of EUR61.0 million, EUR7.8 million, and EUR29.2 million, respectively. As the goodwill attributed to Yocuda represents less than 2% of the total Group goodwill, only information relating to ZigZag and ShipUp is presented below. Nevertheless, similar to the TFSS and AVPS cases, the directors and management have considered and assessed reasonably possible changes for key assumptions and have not identified any instances that could cause the carrying amount of the Yocuda CGU to exceed its recoverable amount.
ZigZag
In the case of ZigZag, the recoverable amount of the CGU has been assessed based on the fair value less cost of disposal of the underlying assets. This has been determined based on a market approach utilizing 2023 and 2022 trading multiples of comparable companies, calculated as enterprise value divided by 2022 or projected 2023 revenue based on recent private transactions; given the business profile of ZigZag, management considered comparable companies to be those with exposure to eCommerce, with a high growth profile and of a similar size.
Taking into consideration that ZigZag is a start-up operating at a loss until March 31, 2023, management deemed the revenue multiple as the key valuation metric; adjusted EBITDA and net income multiples were not considered, given several of the peers are expected to be similarly operating at a loss.
The implied median revenue multiple for the peer group of ZigZag is approximately 4.3x, when the values for the peer group ranged from 2.8x to 6.1x, resulting in a derived fair value less cost of disposal that exceeded the carrying amount by EUR14.8 million, with the percentage by which the ZigZag recoverable amount exceeded the carrying value being 23%.
The sensitivity analysis for ZigZag showed that the recoverable amount would equate to the carrying amount of ZigZag if the 2023 revenue projections or comparable peer revenue multiple would be decreased by approximately 30% or became 3.5x, respectively, which the directors and management have assessed as the sole reasonably possible changes that could cause the carrying amount of the ZigZag CGU to exceed its recoverable amount.
ShipUp
Similar to the TFSS and AVPS cases, the recoverable amount of the ShipUp CGU has been determined based on a value-in-use calculation; this calculation uses post-tax cash flow projections based on management’s current view at the time of the analysis.
Taking into consideration that ShipUp is a fast growing start-up, in determining the forecast over the period within the value-in-use calculation, the Group applied revenue annual growth rates up to 70% in the 5 years of forecasts as per the business plan.
The other key assumptions used for the value-in-use calculation are as follows:
•Post-tax discount rate of 12.8%.
•An expansion of its geographical footprint, with a focus on medium and large accounts, and cross-selling opportunities with other Group entities.
•An assumed terminal growth rate of 1.9% has been applied, based on published industry research.
As of March 31, 2023, the headroom was EUR25.3 million, with the percentage by which ShipUp’s recoverable amount exceeded the carrying value being 71%.
The calculation and the cash flow projections are stress-tested using a sensitivity analysis; such analysis is a key element when there are changes to the circumstances. Changes of the key parameters, including a reduction in the annual revenue growth rates of more than 27%, or a reduction in the cash flows over the forecasted period of more than 42%, would result in an impairment. The directors and management have considered and assessed reasonably possible changes for other key assumptions and have not identified any instances that could cause the carrying amount of the ShipUp CGU to exceed its recoverable amount.
Trademarks
As part of business combinations in 2012, when Silver Lake and Partners Group acquired Global Blue Group and in 2016, when Global Blue acquired Currency Select, new intangibles were identified and defined as trademarks. The fair value of trademarks was determined by calculating their value-in-use with the "Relief from Royalty" method; the assets will be fully amortized by July 2032.
No impairment tests have been performed for trademarks with definite useful life as there were no impairment indicators identified.
Customer Relationships
As part of business combinations in the financial years ended March 31, 2012, 2016, and 2023 new intangibles were identified and collectively defined as customer relationship contracts. The customer relationships have been split across the operating segments as follows:

(EUR thousand)	As of March 31
Customer relationships	2023	2022	PPA initial valuation
TFSS	—	10,562	610,789
AVPS	—	2,112	44,256
RTS	4,373	—	4,466
Total	4,373	12,674	659,511
No impairment tests have been performed for customer relationships as there were no impairment indicators identified.
TFSS and AVPS Customer relationships contain different types of customers, categorized based on revenue and footprint or services offered. The expected economic life for the customer relationship contracts is between 9 and 20.5 years, driven by these varying types of customer relationships within the TFSS and AVPS operating segments. These will be fully amortized by September 2036.
ShipUp customer relationships contain different types of customers, categorized based on revenue and footprint or services offered. The expected economic life for the customer relationship contracts is 20 years, and these will be fully amortized by October 2042.
Other intangible assets
Other intangibles include licenses acquired and software purchased from external parties.
Software
Software consists of IT software internally developed for TFSS and AVPS businesses, the platform software that has been acquired in respect of the Currency Select acquisition in the financial year ended March 31, 2016 with an initial fair value of EUR17.9 million and RTS software, that has been acquired in respect of the ZigZag, Yocuda, and ShipUp acquisitions, with an initial fair value of EUR5.2 million, EUR1.2 million, and EUR2.7 million respectively. All three platforms are being amortized over a 5-year period.
For the financial year ended March 31, 2023 total software development expenditure capitalized amounted to EUR25.7 million (EUR17.1 million for the financial year ended March 31, 2022) out of the total development costs incurred of EUR51.2 million (EUR43.7 million for the financial year ended March 31, 2022).